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                                                                   EXHIBIT 10.3



                            AGREEMENT TO BE BOUND BY
                   STANDSTILL AGREEMENT AND VOTING AGREEMENT


         THIS AGREEMENT TO BE BOUND BY STANDSTILL AGREEMENT AND VOTING AGREEMENT (this "Agreement") is made as of the 5th day of January, 1998, by Patriot American Hospitality, Inc., a Delaware corporation ("Patriot"), Patriot American Hospitality Operating Company, a Delaware corporation ("OPCO"), G-1 Securities, L.P., a Delaware limited partnership ("G-1"), G-2 Securities, L.P., a Delaware limited partnership ("G-2"), and G-3 Securities, L.P., a Delaware limited partnership ("G-3").

                                    RECITALS

         WHEREAS, Patriot, CF Securities, L.P., a Texas limited partnership ("CF Securities"), and OPCO, are parties to a Standstill Agreement dated as of April 14, 1997 (the "Standstill Agreement") and a Voting Agreement of even date therewith (the "Voting Agreement"), each of which was executed in connection with a Stock Purchase Agreement of even date therewith (the "Stock Purchase Agreement") providing for the sale by CF Securities and the purchase by Patriot of shares of common stock, par value $.01 per share, of Wyndham Hotel Corporation, pursuant to which CF Securities will receive paired shares of common stock, par value $.01 per share, of Patriot and shares of common stock, par value $.01 per share, of OPCO ("Paired Shares") and shares of Series A Preferred Stock, par value $.01 per share, of Patriot ("Unpaired Shares");

         WHEREAS, it is contemplated that following the consummation of the transactions contemplated by the Stock Purchase Agreement CF Securities will liquidate and in connection therewith make distribution to its partners, G-1, G-2 and G-3 (collectively, the "Distributees"), of the Paired Shares and Unpaired Shares received by it pursuant to the Stock Purchase Agreement;

         WHEREAS, the Standstill Agreement places certain restrictions on transfers of the Paired Shares and Unpaired Shares received by CF Securities pursuant to the Stock Purchase Agreement but permits transfers to Affiliates (as defined in the Standstill Agreement) such as the Distributees who (i) executes an agreement with Patriot pursuant to which the Transferee (as defined in the Standstill Agreement) agrees to be bound by all of the terms and conditions of, and makes, as of a time immediately prior to such transfer, each of the representations and warranties contained in the Standstill Agreement (as if such Transferee were CF Securities for purposes thereof) and (ii) enters into a voting agreement, identical in substance to the Voting Agreement, with Patriot; and

         WHEREAS, the Distributees wish to provide for the transfer by CF Securities to the Distributees of Paired Shares and Unpaired Shares owned by CF Securities in accordance with the terms of the Standstill Agreement;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Distributees hereby agree as follows:



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         1. Agreement to Be Bound by Standstill Agreement. Immediately upon the liquidation of CF Securities and the distribution by CF Securities to the Distributees of all Paired Shares and Unpaired Shares then owned by it (the "Contemplated Transfers"), each of the Distributees shall be bound by all of the terms and conditions of, and makes, as of the time immediately preceding such distribution, each of the representations and warranties contained in (applied to such Distributee as if such Distributee were CF Securities for purposes thereof and with Exhibit A to the Standstill Agreement being deemed amended to reflect the receipt by CF Securities of Paired Shares and Unpaired Shares in exchange for its shares of common stock, par value $.01 per share, of Wyndham Hotel Corporation pursuant to the Stock Purchase Agreement), the Standstill Agreement.

         2. Agreement to Be Bound by Voting Agreement. Immediately upon the Contemplated Transfers, each of the Distributees shall be bound by all of the terms and conditions of, and entitled to all of the benefits of, the Voting Agreement, with the Distributees being considered collectively to be the "Stockholder" for all purposes of the Voting Agreement.

         3. Consent of Patriot and OPCO. Patriot and OPCO hereby consent to the Contemplated Transfers.

         4. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the parties hereto have executed this Agreement as of the date first above written.

                                             PATRIOT AMERICAN HOSPITALITY, INC.


                                             By: /s/ Rex E. Stewart
                                                 -------------------------------
                                                     Rex E. Stewart
                                                     Chief Financial Officer

                                             PATRIOT AMERICAN HOSPITALITY
                                             OPERATING COMPANY


                                             By: /s/ Rex E. Stewart
                                                 -------------------------------
                                                     Rex E. Stewart
                                                     Chief Financial Officer


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                                           G-1 SECURITIES, L.P.
                                           By:  CFHS, L.L.C., its sole general
                                                partner
                                                By:     Crow Family, Inc. its
                                                        sole manager


                                                By: /s/ Susan T. Groenteman
                                                    ----------------------------
                                                        Susan T. Groenteman
                                                        Executive Vice President

                                           G-2 SECURITIES, L.P.
                                           By:  CFHS, L.L.C., its sole general
                                                partner
                                                By:     Crow Family, Inc. its
                                                        sole manager


                                                By: /s/ Susan T. Groenteman
                                                    --------------------------
                                                        Susan T. Groenteman
                                                        Executive Vice President


                                           G-3 SECURITIES, L.P.
                                           By:  CFHS, L.L.C., its sole general
                                                partner
                                                By:     Crow Family, Inc. its
                                                        sole manager


                                                By: /s/ Susan T. Groenteman
                                                    ----------------------------
                                                        Susan T. Groenteman
                                                        Executive Vice President




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